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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-41567 on Form S-8 of our report dated March 4, 1998, appearing in this Annual Report on Form 10-K of Prolong International Corporation for the year ended December 31, 1997.



/s/ DELOITTE & TOUCHE, LLP

Costa Mesa, California
March 20, 1998